UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (date of earliest event reported): April 5, 2011

RealD Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34818	77-0620426
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 N. Crescent Drive, Suite 120 Beverly Hills, CA	90210
(Address of principal executive offices)	(Zip Code)

(310) 385-4000
(Registrant’s telephone number, including area code)

NA

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12(b))

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K is filed by RealD Inc., a Delaware corporation (the “Company”), in connection with the matters described herein:

Item 1.01  Entry into a Material Definitive Agreement

First Amendment to the Credit and Security Agreement

As of April 5, 2011, the Company and City National Bank, a national banking association (“City National”), entered into an amendment (the “First Amendment”) to that certain Credit and Security Agreement, dated as of June 24, 2010 (the “Credit Agreement”), between the Company and City National.

The First Amendment amended the Credit Agreement to:

•                          provide that the aggregate principal amount outstanding at any one time under the Revolving Credit Loans (as defined in the Credit Agreement) may be (i) up to $50,000,000.00 from the effective date of the amendment through December 31, 2011 and (ii) up to $25,000,000.00 thereafter; and

•                          permit a ratio of Debt (as defined in the Credit Agreement) to EBITDA (as defined in the Credit Agreement) of not more than 1.25 to 1.00 at all times through December 31, 2011 and 1.00 to 1.00 at all times thereafter, with the measurements of EBITDA and Debt based on the trailing twelve months.

Continuing Guarantees

As of April 5, 2011, each of ColorLink Inc., a Delaware corporation (“ColorLink”), and Stereographics Corporation, a California corporation (“Stereographics” and together with ColorLink, the “Guarantors”) executed a Continuing Guaranty in favor of City National (collectively, the “Continuing Guarantees”).  Pursuant to the Continuing Guarantees, the Guarantors unconditionally guaranteed all debts, obligations and liabilities of the Company to City National.

The descriptions of the First Amendment and Continuing Guarantees contained herein are qualified in their entirety by reference to the First Amendment and Continuing Guarantees, copies of which are filed herewith as Exhibits 10.1, 10.2 and 10.3, and the Credit Agreement included as Exhibit 10.34 to the Form S-1/A filed on June 28, 2010.

Item 2.03       Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 2.03.

Item 9.01  Financial Statements and Exhibits

(d)   Exhibits

The following documents are attached as exhibits to this Current Report on Form 8-K:

Exhibit Number	Description
10.1	First Amendment to Credit and Security Agreement, dated as of April 5, 2011, between RealD, Inc. and City National Bank.

10.2	Continuing Guaranty, dated as of April 5, 2011, executed by ColorLink Inc. in favor of City National Bank.

10.3	Continuing Guaranty, dated as of April 5, 2011, executed by Stereographics Corporation in favor of City National Bank.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RealD Inc.

	By:	/s/ Craig Gatarz
Craig Gatarz
Executive Vice President, General Counsel and Secretary

Date: April 8, 2011